UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

Computer Horizons Corp.

 (Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

49 Old Bloomfield Avenue Mountain Lakes, New Jersey 07046-1495
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 28, 2005, Computer Horizons Corp. (the “Company”) issued a press release regarding the Company’s financial results for its fiscal quarter ended March 31, 2005. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this Report may include statements about future financial and operating results and about the proposed merger of Computer Horizons and Analysts International.—These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not received required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Computer Horizons or  Analysts International expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Computer Horizons ‘ and Analysts’ businesses will not be integrated successfully to yield the anticipated cost savings and financial results; (ii)  costs related to the proposed merger may be higher due to delays in obtaining regulatory approval; (iii) failure of the Computer Horizons and Analysts shareholders to approve the proposed merger; and (iii) other economic, business, competitive and/or regulatory factors affecting Computer Horizons ‘ and Analysts’  businesses generally, including those set forth in Computer Horizons’ and Analysts’  filings with the SEC, including in their respective Annual Reports on Form 10-K for the most recent fiscal years, especially in the Management’s Discussion and Analysis section, the most recent Quarterly Reports on Form 10-Q and the Current Reports on Form 8-K.  All forward-looking statements included in this report are based on information available to Computer Horizons and Analysts on the date hereof.  Computer Horizons and Analysts undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this Report  to reflect events or circumstances after the date of this Report or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Computer Horizons Corp. intends to file with the Securities and Exchange Commission a registration statement on Form S-4 and Computer Horizons Corp. and Analysts International Corporation intend to file with the Commission a related joint proxy statement/prospectus in connection with the merger transaction involving Computer Horizons and Analysts International.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND RELATED JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION.  Investors and  security holders may obtain a free copy of the joint proxy statement/ prospectus (when it is available) and other documents filed by Computer Horizons Corp. and Analysts International Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained for free from Computer Horizons Corp.’s and Analysts International Corporation’s respective investor relations at dreingol@computerhorizons.com  and  pquist@analysts.com, respectively.

Computer Horizons Corp. and Analysts International Corporation and their respective directors, officers and other employees and proxy solicitors may be deemed to be participants in the solicitation of proxies from the shareholders of Computer Horizons and Analysts International with respect to the transactions contemplated by the merger agreement.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons’ Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2005.  Information regarding Analysts International’s officers and directors is included in Analysts International’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2005.  These documents are or will be available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Computer Horizons Corp.’s  investor relations at dreingol@computerhorizons.com and Analysts International Corporation investor relations at pquist@analysts.com.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Press Release of Computer Horizons Corp. dated April 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             April 28, 2005

COMPUTER HORIZONS CORP.

By:	/s/ William J. Murphy
William J. Murphy
Chief Executive Officer